UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 7, 2012

BEST BUY CO., INC.
(Exact name of registrant as specified in its charter)

Minnesota	1-9595	41-0907483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7601 Penn Avenue South
Richfield, Minnesota	55423
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (612) 291-1000

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements.

(a) On June 7, 2012, Mr. Richard M. Schulze notified the Board of Directors (the "Board") of Best Buy Co., Inc. (the "registrant" or "Best Buy") that he resigned from the Board, including as Chairman of the Board, effective June 7, 2012. The Board announced the appointment of Hatim Tyabji, a member of the Board since 1998 and Chairman of the Audit Committee of the Board, as Chairman of the Board, effective June 7, 2012.

A news release issued by Mr. Schulze on June 7, 2012 announcing his decision to resign from the Board and as Chairman of the Board, which includes statements from Mr. Schulze regarding his decision to resign, is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On June 7, 2012, the registrant issued a news release announcing the appointment of Mr. Tyabji as Chairman of the Board and the resignation of Mr. Schulze from the Board, effective June 7, 2012. The news release announcing the appointment of Mr. Tyabji as Chairman and the resignation of Mr. Schulze from the Board is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

For additional information regarding Mr. Schulze and Mr. Tyabji, see the registrant's Annual Report on Form 10-K for the fiscal year ended March 3, 2012 and Proxy Statement dated May 9, 2012.

The registrant's Annual Report to Shareholders and its reports on Forms 10-K, 10-Q and 8-K and other publicly available information should be consulted for other important information about the registrant.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On June 7, 2012, the Board approved amendments to the registrant's Amended and Restated By-Laws, effective June 7, 2012, to reflect the appointment of an independent Chairman of the Board and the elimination of the Chairman of the Board and Vice Chairman as officer positions of the registrant. The revisions also clarify the right of the Chairman to call special meetings of the shareholders and provide that the Board of Directors may appoint a Chairman pro tempore from among the other directors to preside in the appointed Chairman's absence.

A copy of the Company's Amended and Restated By-Laws, amended as of June 7, 2012, is being filed as Exhibit No. 3.1 to this Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following are filed as Exhibits to this Current Report on Form 8-K.

Exhibit No.	Description of Exhibit
3.1	Best Buy Co., Inc. Amended and Restated By-Laws.
99.1
News release issued by Richard M. Schulze on June 7, 2012. Any internet address provided in this release is for information purposes only and is not intended to be a hyperlink. Accordingly, no information at any internet address is included herein.

99.2
News release issued by registrant on June 7, 2012. Any internet address provided in this release is for information purposes only and is not intended to be a hyperlink. Accordingly, no information at any internet address is included herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEST BUY CO., INC.
(Registrant)

Date: June 7, 2012	By:	/s/ KEITH J. NELSEN
Keith J. Nelsen
Executive Vice President, General Counsel and Secretary

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